MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.





FUND LOGO





Annual Report

November 30, 1995






Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.



Asset Allocation as
A Percentage* of
Net Assets as of
November 30, 1995



A map Illustrating the following percentages:


Ghana             1.6%
Morocco           3.4%
South Africa     38.3%
Botswana          1.4%
Turkey           13.5%
Israel           17.0%
Zimbabwe          4.4%


[FN]
*Total may not equal 100%.




DEAR SHAREHOLDER

Fiscal Year in Review
We are pleased to provide you with this annual report for Merrill Lynch Middle East/Africa Fund, Inc. Since inception (December 30,
1994) through November 30, 1995, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +6.60%, +5.60%, +5.60% and +6.30%, respectively. The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of +18.21%, +14.48% and +0.67%, respectively. The Fund's performance benefited from its exposure to Israeli and South African securities, but was negatively impacted by its investments in Turkish equities and its large cash position since inception. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including aggregate total returns, can be found on pages 3--5 of this report to shareholders.)


Investment Activities
We have taken a gradual approach to investing the Fund's assets since its inception. Our strategy during the period ended November 30, 1995 has been to build positions in a broad range of countries, concentrate assets in relatively few stocks, and use fixed-income securities to supplement equity returns. As a result, at the end of November, the Fund had investments in seven countries and 34% of net assets was concentrated in the ten largest holdings. The three markets that dominate the Fund's investments are Israel, South Africa and Turkey. (For a list of the Fund's top ten holdings, see page 6 of this report to shareholders.)

Near the end of September, the Turkish government collapsed, and early elections were called in order to form a new coalition. The heightened political uncertainty in Turkey impacted the stock market negatively. In addition, although the economy continued to show signs of recovery, this has been accompanied by higher inflation. As a result of these developments, the Turkish Lira depreciated at a faster pace.

During this period of stock market and currency weakness, we accumulated Turkish stocks at what we believe to be very attractive levels. One of our most recent stock purchases was Kerevitas Gida Sanayii Ve Ticaret A.S., the market leader in the Turkish frozen food industry. Kerevitas will benefit from the country's continued urbanization and the increase in demand for frozen foods. The company accounts for over 70% of the frozen food market in Turkey and owns the most sophisticated cold-chain distri-bution network in the country. The size of this network affords the company substantial economies of scale, reinforcing its competitive position in the domestic and international markets. Exports account for 70%-- 80% of sales, most of which go to industrialized countries such as Japan and those in Western Europe. We believe that Kerevitas' exports would be enhanced if Turkey were to be accepted into the European customs union.

In Israel, the assassination of Prime Minister Yitzhak Rabin highlighted the disparity of views in Israel concerning the country's peace talks with its neighbors, Palestine and Syria. Under the leadership of former Foreign Minister Shimon Peres, we believe these talks will continue and may even accelerate. We note also that the Tel Aviv stock exchange was resilient in the days following the assassination, likely indicating that, in the opinion of investors, Middle East peace is not dependent on Mr. Rabin's efforts alone.
We anticipate that the potential "peace dividend" has yet to be reflected in stock prices.

One of our major holdings in Israel is Bank Hapoalim Ltd., Israel's largest bank. The bank has a large portfolio of non-banking assets, part of which it is being required to divest. There is uncertainty over the company's earnings prospects as a result of the divestiture because these non-banking assets generate 20% of corporate earnings. We believe this partial divestiture will benefit stock performance as it will reveal the value of the remaining assets and will generate cash. Bank Hapoalim, 77% of which is owned by the government, is expected to be privatized in the near term, which should further increase investor interest.

Now that wage negotiations are concluded in South Africa, we expect the gold mines to post higher production levels. We believe the current environment will be more conducive to changes that should benefit the gold mines and their labor force. In fact, after a recent visit to some of the South African mines, we sensed a better mood between labor and management. Both parties appear to agree that better cooperation and communication, and improved education and training, will lead to better productivity and higher gold production. We expect the valuation gap between South African mines (with gold reserves valued at $35 per ounce) and many Australian mines (valued at $85 per ounce) to narrow, potentially resulting in an upward re-evaluation of South African gold mining stocks. One of our holdings, Randfontein Estates Gold Mining Co. Witwatersrand Limited, is the sixth-largest gold producer in South Africa. Randfontein had been suffering from the labor unrest, which significantly reduced the company's productivity. We expect Randfontein and other gold mining shares to benefit from any upward re-evaluation as discussed earlier as well as weakness in the South African currency.

In Conclusion
We thank you for your investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager





January 10, 1996






PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricings SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graph and the "Aggregate Total Return" and "Recent Performance Results" tables on pages 4 and 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the since inception (December 30, 1994) and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A, Class B, Class C, and Class D Shares compared to the growth of investments in the Morgan Stanley Capital International Index--
South Africa, the Morgan Stanley Capital International Index--Israel, and the Morgan Stanley Capital International Index--Turkey. Beginning and ending values are:

                                                    12/30/94**     11/95

Merrill Lynch Middle East/Africa Fund, Inc.++
--Class A Shares*                                    $ 9,600      $10,100

Merrill Lynch Middle East/Africa Fund, Inc.++
--Class B Shares*                                    $10,000      $10,160

Merrill Lynch Middle East/Africa Fund, Inc.++
--Class C Shares*                                    $10,000      $10,460

Merrill Lynch Middle East/Africa Fund, Inc.++
--Class D Shares*                                    $ 9,600      $10,072

Morgan Stanley Capital International Index
--South Africa++++                                   $10,000      $11,448

Morgan Stanley Capital International Index
--Israel++++                                         $10,000      $11,821

Morgan Stanley Capital International Index
--Turkey++++                                         $10,000      $10,067


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch Middle East/Africa Fund, Inc. principally invests in equity and debt securities of issuers in countries located in the Middle East and Africa.
++++This unmanaged Index measures the total returns of countries within the Middle East/Africa region.

    Past performance is not predictive of future performance.



Aggregate Total
Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (12/30/94)
through 9/30/95                           +12.80%         +4.74%

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (12/30/94)
through 9/30/95                           +11.90%         +5.66%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (12/30/94)
through 9/30/95                           +11.90%         +8.66%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (12/30/94)
through 9/30/95                           +12.60%         +4.55%

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.

Recent
Performance
Results*
                                                                            Since Inception+++  3 Month
                                           11/30/95      8/31/95    12/30/94++   % Change       % Change
Class A Shares                              $10.66       $11.14      $10.00        +6.60%         -4.31%
Class B Shares                               10.56        11.07       10.00        +5.60          -4.61
Class C Shares                               10.56        11.07       10.00        +5.60          -4.61
Class D Shares                               10.63        11.12       10.00        +6.30          -4.41
Class A Shares-Total Return                                                        +6.60          -4.31
Class B Shares-Total Return                                                        +5.60          -4.61
Class C Shares-Total Return                                                        +5.60          -4.61
Class D Shares-Total Return                                                        +6.30          -4.41

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Commencement of Operations.
+++The Fund commenced operations on 12/30/94.




PORTFOLIO INFORMATION


As of November 30, 1995

                                                        Percent of
Ten Largest Holdings (Equity Investments)               Net Assets

South African Breweries Limited                            4.5%
Driefontein Consolidated Ltd. (ADR)                        3.7
Delta Corporation                                          3.2
Kinross Mines Ltd.                                         3.1
Malbak Ltd. (GDR)                                          3.1
Beatrix Mines Ltd.                                         3.0
Koor Industries Ltd.                                       3.0
Bank Leumi Israel                                          2.9
Bank Hapoalim Ltd.                                         2.9
South Africa Iron & Steel Industrial Corp., Ltd.           2.7

                                                        Percent of
Ten Largest Industries                                  Net Assets

Mining                                                    16.0%
Banking                                                   10.6
Multi-Industry                                             7.2
Merchandising                                              4.8
Beverages                                                  4.5
Brewery                                                    3.2
Beverage & Tobacco                                         3.2
Engineering & Construction                                 3.0
Steel                                                      2.7
Health & Personal Care                                     2.6



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                  Shares Held/                                                            Value    Percent of
AFRICA       Industries           Face Amount             Investments                      Cost         (Note 1a)  Net Assets
Botswana     Multi-Industry         232,000      Sechaba Investment Trust             $    190,492     $    155,602     1.4%

                                                 Total Investments in Botswana             190,492          155,602     1.4


Ghana        Health & Personal       85,000    ++Unilever Ghana                             62,559           52,447     0.5
             Care

             Multi-Industry         723,795      Guiness Ghana Ltd.                        132,915          114,472     1.0

             Tobacco                 70,000    ++Pioneer Tobacco Co. Ltd.                    5,081            6,305     0.1

                                                 Total Investments in Ghana                200,555          173,224     1.6


Morocco      Banking                  5,000      Banque Marocaine du Commerce
                                                 Exterieure                                221,372          220,591     2.0

             Building &               2,000      Groupe Omnium Nord Africain                89,279           76,471     0.7
             Construction

             Building Materials       2,000    ++Les Ciments de l'Oriental                  87,576           74,354     0.7

                                                 Total Investments in Morocco              398,227          371,416     3.4

South        Beverages               14,700      South African Breweries Limited           394,547          497,218     4.6
Africa
             Foreign          ZAL 4,700,000      South African Bond, 12% due 2/28/2005     997,096        1,126,603    10.3
             Government
             Obligations

             Mining                  37,000      Beatrix Mines Ltd.                        298,396          328,014     3.0
                                     38,800    ++Driefontein Consolidated
                                                 Ltd. (ADR)(a)                             570,167          407,400     3.7
                                     38,600    ++Kinross Mines Ltd.                        412,446          339,566     3.1
                                     34,700    ++Randfontein Estates Gold Mining Co.
                                                 Witwatersrand Ltd.                        250,019          217,703     2.0
                                     11,500      Western Areas Gold Mining Company
                                                 Ltd. (ADR)(a)                             164,189          183,425     1.7
                                     17,126      Western Areas Gold Mining Company
                                                 Ltd. (Ordinary)                           228,544          276,791     2.5
                                                                                      ------------     ------------   ------
                                                                                         1,923,761        1,752,899    16.0

             Multi-Industry          52,852      Malbak Ltd. (GDR)(b)                      304,425          338,253     3.1

             Retail                 110,000    ++Teljoy Holdings Ltd.                      192,631          174,032     1.6

             Steel                  330,752    ++South Africa Iron & Steel
                                                 Industrial Corp., Ltd.                    381,184          296,829     2.7

                                                 Total Investments in South Africa       4,193,644        4,185,834    38.3


Zimbabwe     Beverage & Tobacco     217,000      Delta Corporation                         290,655          351,702     3.2

             Real Estate            215,000      Hippo Valley Estates                       76,846          130,092     1.2

                                                 Total Investments in Zimbabwe             367,501          481,794     4.4


                                                 Total Investments in Africa             5,350,419        5,367,870    49.1


MIDDLE
EAST

Israel       Banking                194,852    ++Bank Hapoalim Ltd.                        309,137          319,866     2.9
                                    245,000    ++Bank Leumi Israel                         303,793          321,750     2.9
                                                                                      ------------     ------------   ------
                                                                                           612,930          641,616     5.8

             Engineering &            3,603      Koor Industries Ltd.                      301,578          325,222     3.0
             Construction

             Health & Personal        5,600      Teva Pharmaceutical Industries
             Care                                Ltd. (ADR)(a)                             199,850          232,400     2.1

             Merchandising           37,100    ++Blue Square Stores                        201,555          255,430     2.3

             Multi-Industry          32,300    ++Ampal-American Israel Corp. (ADR)(a)      196,639          181,687     1.7

             Paper & Forest           1,845      American Israeli Paper Mills Ltd.          98,685           86,807     0.8
             Products                 1,800      American Israeli Paper Mills
                                                 Ltd. (ADR)(a)                              97,251           83,700     0.8
                                                                                      ------------     ------------   ------
                                                                                           195,936          170,507     1.6

             Real Estate                 41    ++Africa-Israel Investments Ltd.             49,411           50,200     0.5

                                                 Total Investments in Israel             1,757,899        1,857,062    17.0


Turkey       Automobiles            560,000      Tofas Turk Otomobil Fabrikasi A.S.        126,768           63,231     0.6

             Banking              1,724,000      Turkiye Garanti Bankasi A.S.              272,906          125,587     1.1
                                     24,800      Turkiye Garanti Bankasi A.S.
                                                 (ADR)(a)++++                              249,925          182,900     1.7
                                                                                      ------------     ------------   ------
                                                                                           522,831          308,487     2.8

             Brewery                 22,300    ++Erciyas Biracilik Ve Malt
                                                 Sanayii A.S. (ADR)(a)                     299,935          211,850     1.9
                                     14,800    ++Erciyas Biracilik Ve Malt
                                                 Sanayii A.S. (ADR)(a)++++                 199,800          140,600     1.3
                                                                                      ------------     ------------   ------
                                                                                           499,735          352,450     3.2

             Foods                3,100,000    ++Kerevitas Gida Sanayii Ve Ticaret
                                                 A.S.                                      368,113          254,052     2.3

             Industrial           1,093,334    ++Turk Siemens Kablo Ve Elektrik
             Components                          Sanayii A.S.                              206,649          228,981     2.1

             Merchandising          267,000      Migros Turk A.S.                          197,259          272,300     2.5

                                                 Total Investments in Turkey             1,921,355        1,479,501    13.5


                                                 Total Investments in the
                                                 Middle East                             3,679,254        3,336,563    30.5

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
SHORT-TERM                            Face                                                                Value    Percent of
SECURITIES                           Amount               Investments                      Cost         (Note 1a)  Net Assets
             Commercial        US$  359,000      General Electric Capital Corp.,
             Paper*                              5.90% due 12/01/1995                 $    359,000     $    359,000     3.3%

             US Government &        500,000      Federal Farm Credit Bank,
             Agency                              5.67% due 12/01/1995                      500,000          500,000     4.6
             Obligations*           600,000      Federal Home Loan Mortgage Corp.,
                                                 5.59% due 12/05/1995                      599,627          599,627     5.5
                                    400,000      Federal National Mortgage
                                                 Association, 5.67% due 12/05/1995         399,748          399,748     3.6
                                                                                      ------------     ------------   ------
                                                                                         1,499,375        1,499,375    13.7

                                                 Total Investments in
                                                 Short-Term Securities                   1,858,375        1,858,375    17.0


             Total Investments                                                        $ 10,888,048       10,562,808    96.6
                                                                                      ============
             Other Assets Less Liabilities                                                                  367,564     3.4
                                                                                                       ------------   ------
             Net Assets                                                                                $ 10,930,372   100.0%
                                                                                                       ============   ======




            *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
           ++Non-income producing security.
         ++++Restricted securities as to resale. The value of the Fund's investment was approximately $324,000, representing 3.0% of net assets.

                                          Acquisition                   Value
             Issue                          Date(s)         Cost      (Note 1a)
             Erciyas Biracilik Ve         10/05/1995--
               Malt Sanayii A.S. (ADR)     10/30/1995      $199,800    $140,600

             Turkiye Garanti Bankasi       3/24/1995--
               A.S.(ADR)                    6/07/1995       249,925     182,900
                                                           --------    --------
             Total                                         $449,725    $323,500
                                                           ========    ========

             See Notes to Financial Statements.





EQUITY PORTFOLIO CHANGES


                       For the Quarter Ended November 30, 1995

Additions              Erciyas Biracilik Ve Malt Sanayii A.S. (ADR)
                       Kerevitas Gida Sanayii Ve Ticaret A.S.
                       Turkiye Garanti Bankasi A.S. (ADR)




STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$10,888,048) (Note 1a)                         $  10,562,808
                    Cash                                                                                          30,068
                    Receivables:
                      Interest                                                            $      38,778
                      Dividends                                                                  18,980
                      Capital shares sold                                                        10,438
                      Investment adviser (Note 2)                                                 7,803           75,999
                                                                                          -------------
                    Deferred organization expenses (Note 1f)                                                     244,557
                    Prepaid registration fees and other assets (Note 1f)                                          85,544
                                                                                                           -------------
                    Total assets                                                                              10,998,976
                                                                                                           -------------

Liabilities:        Payables:
                      Capital shares redeemed                                                     9,242
                      Distributor (Note 2)                                                        7,654           16,896
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        51,708
                                                                                                           -------------
                    Total liabilities                                                                             68,604
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  10,930,372
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                      $       6,086
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             72,941
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              9,582
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             14,754
                    Paid-in capital in excess of par                                                          10,373,961
                    Undistributed investment income--net                                                         752,093
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                            26,364
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                           (325,409)
                                                                                                           -------------
                    Net assets                                                                             $  10,930,372
                                                                                                           =============

Net Asset           Class A--Based on net assets of $648,590 and 60,855 shares
Value:              outstanding                                                                            $       10.66
                                                                                                           =============
                    Class B--Based on net assets of $7,701,149 and 729,414 shares
                    outstanding                                                                            $       10.56
                                                                                                           =============
                    Class C--Based on net assets of $1,011,730 and 95,822 shares
                    outstanding                                                                            $       10.56
                                                                                                           =============
                    Class D--Based on net assets of $1,568,903 and 147,544 shares
                    outstanding                                                                            $       10.63
                                                                                                           =============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Period December 30, 1994++ to November 30, 1995
Investment          Interest and discount earned                                                           $     803,193
Income              Dividends (net of $8,237 foreign withholding tax)                                             86,660
(Notes 1d & 1e):                                                                                           -------------
                    Total income                                                                                 889,853
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                     $      95,530
                    Printing and shareholder reports                                             95,500
                    Account maintenance and distribution fees--Class B (Note 2)                  69,416
                    Amortization of organization expenses (Note 1f)                              54,901
                    Professional fees                                                            43,730
                    Accounting services (Note 2)                                                 42,157
                    Directors' fees and expenses                                                 38,234
                    Registration fees (Note 1f)                                                  32,576
                    Custodian fees                                                               20,776
                    Transfer agent fees--Class B (Note 2)                                        13,302
                    Account maintenance and distribution fees--Class C (Note 2)                   9,459
                    Account maintenance fees--Class D (Note 2)                                    3,137
                    Transfer agent fees--Class D (Note 2)                                         1,969
                    Transfer agent fees--Class C (Note 2)                                         1,751
                    Transfer agent fees--Class A (Note 2)                                           644
                    Pricing fees                                                                    589
                    Other                                                                         4,514
                                                                                          -------------
                    Total expenses before reimbursement                                         528,185
                    Reimbursement of expenses (Note 2)                                         (445,268)
                                                                                          -------------
                    Total expenses after reimbursement                                                            82,917
                                                                                                           -------------
                    Investment income--net                                                                       806,936
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                           26,364
(Loss) on             Foreign currency transactions--net                                        (54,881)         (28,517)
Investments &                                                                             -------------
Foreign Currency    Unrealized depreciation on:
Transactions--Net     Investments--net                                                         (325,240)
(Notes 1b, 1c,        Foreign currency transactions--net                                           (169)        (325,409)
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                               (353,926)
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $     453,010
                                                                                                           =============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                       December 30, 1994++
                    Increase (Decrease) in Net Assets:                                              to November 30, 1995
Operations:         Investment income--net                                                                 $     806,936
                    Realized loss on investments and foreign currency
                    transactions--net                                                                            (28,517)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                                  (325,409)
                                                                                                           -------------
                    Net increase in net assets resulting from operations                                         453,010
                                                                                                           -------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                                              10,377,362
(Note 4):                                                                                                  -------------

Net Assets:         Total increase in net assets                                                              10,830,372
                    Beginning of period                                                                          100,000
                                                                                                           -------------
                    End of period*                                                                         $  10,930,372
                                                                                                           =============

                   *Undistributed investment income--net (Note 1h)                                         $     752,093
                                                                                                           =============



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived       For the Period December 30, 1994++
                    from information provided in the financial statements.                to November 30, 1995

                    Increase (Decrease) in Net Asset Value:                    Class A    Class B     Class C    Class D
Per Share           Net asset value, beginning of period                       $ 10.00    $ 10.00     $ 10.00    $ 10.00
Operating                                                                      -------    -------     -------    -------
Performance:          Investment income--net                                       .57        .79         .83        .77
                      Realized and unrealized gain (loss) on
                      investments--net                                             .09       (.23)       (.27)      (.14)
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .66        .56         .56        .63
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $ 10.66    $ 10.56     $ 10.56    $ 10.63
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           6.60%+++   5.60%+++    5.60%+++   6.30%+++
Return:**                                                                      =======    =======     =======    =======

Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees and net of reimbursement                    .00%*      .01%*       .01%*      .00%*
                                                                               =======    =======     =======    =======
                    Expenses, net of reimbursement                                .00%*     1.01%*      1.01%*      .25%*
                                                                               =======    =======     =======    =======
                    Expenses                                                     4.63%*     5.68%*      5.67%*     4.89%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       8.43%*     8.33%*      8.45%*     9.07%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $   648    $ 7,701     $ 1,012    $ 1,569
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                          40.97%     40.97%      40.97%     40.97%
                                                                               =======    =======     =======    =======


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on December 30, 1994, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 shares of capital stock of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with the commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $54,881 has been reclassified from undistributed net investment income to undistributed net realized capital gains and $38 has been reclassified from paid-in capital in excess of par to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund.

Certain states in which shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent that expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment. For the period December 30, 1994 to November 30, 1995, MLAM earned fees of $95,530, all of which was voluntarily waived. MLAM also reimbursed the Fund $349,738 in additional expenses.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                    Account      Distribution
                                 Maintenance Fee     Fee

Class B                              0.25%          0.75%
Class C                              0.25%          0.75%
Class D                              0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)


For the period December 30, 1994 to November 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                       MLFD          MLPF&S

Class D                               $1,003        $12,810

For the period ended November 30, 1995, MLPF&S received contingent deferred sales charges of $20,279 and $800 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995 were $10,943,368 and $2,070,144.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments             $   173,143    $  (325,240)
Short-term investments               (146,779)            --
Foreign currency transactions         (54,881)          (169)
                                  -----------    -----------
Total                             $   (28,517)   $  (325,409)
                                  ===========    ===========


As of November 30, 1995, net unrealized depreciation for Federal income tax purposes aggregated $325,757, of which $715,539 related to appreciated securities and $1,041,296 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $10,888,565.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $10,377,362 for the period ended November 30, 1995.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                       Dollar
Dec. 30, 1994++ to Nov. 30, 1995     Shares         Amount

Shares sold                            68,348    $   729,728
Shares redeemed                        (9,993)      (106,209)
                                  -----------    -----------
Net increase                           58,355    $   623,519
                                  ===========    ===========
[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class B Shares for the Period                       Dollar
Dec. 30, 1994++ to Nov. 30, 1995     Shares         Amount

Shares sold                           832,728    $ 8,419,730
Shares redeemed                      (105,813)    (1,085,440)
                                  -----------    -----------
Net increase                          726,915    $ 7,334,290
                                  ===========    ===========

[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Period                       Dollar
Dec. 30, 1994++ to Nov. 30, 1995     Shares         Amount


Shares sold                           101,871    $ 1,027,680
Shares redeemed                        (8,549)       (91,175)
                                  -----------    -----------
Net increase                           93,322    $   936,505
                                  ===========    ===========

[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Period                       Dollar
Dec. 30, 1994++ to Nov. 30, 1995     Shares         Amount

Shares sold                           153,535    $ 1,573,684
Shares redeemed                        (8,491)       (90,636)
                                  -----------    -----------
Net increase                          145,044    $ 1,483,048
                                  ===========    ===========

[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

5. Subsequent Event:
On December 15, 1995, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $0.873127 per Class A Share, $0.765492 per Class B Share, $0.763079 per Class C Share, and
$0.849586 per Class D Share, payable on December 22, 1995 to shareholders of record as of December 14, 1995.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Middle East/Africa Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1995, the related statement of operations, changes in net assets and the financial highlights for the period December 30, 1994 (commencement of operations) to November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period December 30, 1994 to November 30, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP
Princeton, New Jersey
January 10, 1996
</AUDIT-REPORT>